                                                                  Exhibit 99.2

CAPTURE THE MOMENTUM





                           MERGER OF
                           CHARTER ONE FINANCIAL
                           & RCSB FINANCIAL


[GRAPHIC MAN WITH CAMERA]

                            [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                            [RSCB FINANCIAL LOGO]



                             INVESTOR PRESENTATIONS
                                     5/21/97

FORWARD-LOOKING INFORMATION

   This presentation contains estimates of future operating results for both Charter One Financial, Inc. and RCSB Financial, Inc. on a stand-alone and pro forma combined basis, as well as estimates of financial condition, operating efficiencies and revenue creation on a combined basis. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings from the Merger cannot be fully realized or realized within the expected time frame; (2) revenues following the Merger are lower than expected: (3) competitive pressures among depository institutions increase significantly;
   (4) costs or difficulties related to the integration of the business of COFI and RCSB are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; and (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged.

COFI PHOTO ALBUM

     POST COFI IPO (1/88)
     --------------------

         1997 HAVERFIELD (PENDING)
         1996 FIRST NATIONWIDE
         1995 FIRSTFED MICHIGAN
         1995 ICX CORPORATION (LEASING COMPANY)
         1994 CITIZEN'S EQUITABLE
         1993 WOMEN'S FEDERAL
         1992 1ST AMERICAN
         1991 1ST FED TOLEDO
         1991 CIVIC SAVINGS
         1990 BROADVIEW SAVINGS
         1989 WESTERN RESERVE
         1989 1ST FED AKRON
     PRE COFI IPO
     ------------

         7 OHIO INSTITUTIONS

COFI PHOTO ALBUM

               COFI STOCK PERFORMANCE HAS BEEN DRIVEN BY EARNINGS

                   32.5% AVERAGE ANNUAL STOCK APPRECIATION

                  12-88 12-89 12-90 12-91 12-92 12-93 12-94 12-95 12-96 3-97



Average Growth
 Curve

          [Graph plots common stock prices from IPO ($3.88) to 3/97 ($43.88)]

Actual Price
 Line

               Quarter Close, Adjusted for stock Splits/Dividends

                       COMPOUNDED ANNUAL TOTAL RETURN 35%

C0FI PHOTO ALBUM

              COFI EARNINGS HAVE BEEN ACCELERATED THROUGH MERGERS

                      19% AVERAGE ANNUAL EARNINGS GROWTH

                      1988  1989   1990   1991   1992   1993   1994   1995  1996

FIRST AKRON, WESTERN

BROADVIEW
              [Graph plots earnings per share from 1988 ($.86) to 1996 ($3.44)]
CIVIC TOLEDO

FIRST AMERICAN

WOMEN'S FEDERAL

FIRSTFED MICHIGAN

                BASED ON ORIGINALLY REPORTED OPERATING EARNINGS

COFI PHOTO ALBUM

               COFI EFFICIENCY HAS BEEN ENHANCED THROUGH MERGERS

                               EFFICIENCY RATIO*

                     1988  1989  1990  1991  1992  1993  1994  1995  1996  3-97

FIRST AKRON, WESTERN

BROADVIEW
 [Graph plots efficiency ratio from 1988 (71%) to quarter ended 3/31/97 (40.5%)]
CIVIC TOLEDO

FIRST AMERICAN

WOMEN'S FEDERAL

FIRSTFED MICHIGAN


* OTHER EXPENSES DIVIDED BY NET INTEREST INCOME PLUS OTHER INCOME (EXLUDING GAIN ON SALE)
    Prior period ratios have not been restated to reflect poolings

                               PICTURE THIS . . .

                           CONCENTRATION AND PROXIMITY







                               MAPS OF MI, OH, NY
                           WITH MILEAGE FROM CLEVELAND
                             AND PRO FORMA BRANCH
                                CONCENTRATIONS
                         (primarily the metropolitan
                          areas of Detroit, Toledo,
                           Cleveland/Akron, Buffalo
                                and Rochester)

PICTURE THIS . . . .

                 MAJOR FINANCIAL INSTITUTION WITH:*

                  -   218 branches in 3 states

[MAN WITH CAMERA  -   734,000 households
 GRAPHIC]
                  -   67 loan offices in 18 states

                  -   $18 B assets

                  -   $10 B deposits

                  -   7% equity

                  - $2.9 B market capitalization, 5th largest in thrift industry

*Pro forma combined, including Haverfield acquisition which was announced
4/23/97

PICTURE THIS . . . .

     DEAL DYNAMICS

-  Logical market extension with similar demographics

- RCSB deposit share is #2 in Rochester, #5 in Buffalo (#1 thrift in both markets)

- Buying a consumer bank balance sheet & a branch network with high sales potential

-  Significant synergies between RCSB mortgage banking & COFI lending operations

-  Adds energized asset product line in prime auto finance

-  Adds 167,000 households to customer base

-  Primary Western NY employers include Kodak, Xerox, Delphi, ITT Automotive

PICTURE THIS . . . .

     DEAL STRUCTURE

-  Tax-free exchange

-  .91 COFI shares for every RCSB share

-  Pooling of interests accounting

-  No caps or collars

-  COFI receives option to purchase 19.9% RCSB shares

PICTURE THIS . . . .

     DEAL ECONOMICS

-  Total value approx $635 M

-  2 x RCSB book value, 16 x RCSB LTM earnings

-  Estimated cost saves at 25 - 30%

-  Earnings accretion before revenue enhancements of 3% to 5%

-  One-time after-tax merger costs of $50 to $60 M

PICTURE THIS . . . .

     DEAL STATUS

-  Due diligence completed

-  Definitive agreement signed

-  Pending regulatory & shareholder approval

-  Targeting completion 4th Q 1997

PICTURE THIS . . . .

     ADDITIONAL DEAL TERMS

-  Retail banking operation retains Rochester Community Savings Bank name

-  4 RCSB directors join COFI board

-  RCSB executive management:

     -  CEO Leonard Simon to join COFI board as a Vice Chairman

     -  EVP Edward Pettinella to join COFI as EVP

PHOTO OPPORTUNITY

                                  RCSB ADDS:

                                  Top tier share in contiguous
                                  market
   [RCSB FINANCIAL LOGO]
                                  Solid retail platform to support
   [GRAPHIC MAN WITH CAMERA]      COFI products & services

                                  Synergy between finance sub
                                  & mortgage banking

                                  Energized asset generator

PHOTO OPPORTUNITY

     STRATEGIC PLAN

-   Maintain one-bank structure to facilitate efficient operations

-   Completion of operational conversion by end of 1st Q 1998

-   Realize 25-30% cost savings

-   Export COFI deposit & lending product sets into NY branches

- Leverage RCSB mortgage banking with COFI mortgage lending consumer bank operation

-   Manage excess capital

PHOTO OPPORTUNITY

     FUTURE OPERATING GOALS IN NY

-    Incremental residential lending                               $300 M/yr

-    Incremental consumer lending                                  $100 M/yr

-    Incremental commercial / C&I lending                           $50 M/yr

-    Incremental retail fee revenue                             $7 to 8 M/yr

-    Leverage excess capital                                        $54 M

PHOTO OPPORTUNITY

     RISK PROFILE OF THE RESULTANT COMPANY

-    Superior asset quality (NPAs at .43%)

-    Excess capital (7%)

-    Low efficiency ratio (41.5%)

-    Low level of goodwill

-    Improved long-term asset matching

PHOTO OPPORTUNITY

PROJECTED ANNUAL COST SAVES/SYNERGIES, AFTER TAX

-        Salaries & benefits                  $13 M to $15 M

-        Occupancy & equipment                $5 M to $6 M

-        Professional services & other        $3 M to $4 M
                                              -------------
                                              $21 M to $25 M
                                              ==============

PHOTO OPPORTUNITY

ESTIMATED ONE-TIME AFTER-TAX COSTS TO MERGE

-        Severance & other employee
         termination costs                      $20 to $24 M

-        Duplicative systems, facilities
         and related intangibles                $16 to $18 M

-        Transaction costs                      $7 to $9 M

-        Other                                  $7 to $9 M
                                                ----------
                                                $50 to $60 M
                                                ============

           DEVELOPING THE PICTURE




                             -  Pro forma highlights show
                                potential of combination

[Graphic roll of film]

                                Auto finance as energized
                                asset boosts consumer bank

                             -  Strong core deposits with good
                                de novo growth

                             -  Mortgage banking synergies

DEVELOPING THE PICTURE

                   PRO FORMA HIGHLIGHTS, based on 1st Q 1997



                                                                     PRO FORMA
                                      COFI             RCSB          COMBINED*
                                      ----             ----          ---------

ROA                                    1.26%            .96%           1.31%
ROE                                   18.67%          12.26%          18.74%
Equity to assets                       6.78%           7.85%           7.02%
Efficiency ratio                      40.48%          60.40%          41.49%
Net yield, 1st Q                       2.88%           3.45%           3.00%


*Assumes annual cost saves of 25%

     DEVELOPING THE PICTURE


         PRO FORMA EARNINGS ACCRETION, on incremental shares


RCSB 1st Q 1997, annualized                                          $39.0M
Adjustment to normalize seasonality of
 mortgage banking                                                    ($3.5M)
                                                                   -----------
    Adjusted annualized 1st Q 1997                                   $35.5M
                                                                   -----------
After-tax cost saves at 25-30%                                   $21M to $25M
                                                               ----------------
 Adjusted, with cost saves                                     $56.5M to $60.5M
                                                               ================
Per incremental share (13.6M)                                   $4.16 to $4.45

Accretion over COFI 1st Q annualized
  ($3.70/share)                                                 12.4% to 20.2%

     DEVELOPING THE PICTURE

         PRO FORMA EARNINGS ACCRETION COMBINED, on combined shares


                                                                        % OF COMBINED
                                                            EPS            COMPANY
                                                            ---            -------

COFI, 1st Q 1997 annualized                                $3.70             78%
RCSB, adjusted annualized with
  cost saves                                          $4.16 to $4.45         22%
                                                      --------------
Pro forma combined                                    $3.80 to $3.87
                                                      ==============
Accretion over COFI stand-alone
  with no revenue enhancements                          2.7% to 4.6%

  DEVELOPING THE PICTURE

           PRO FORMA LOAN MIX, based on 1st Q 1997 ($M)


1-4 family mortgage                                   $7,068            67%
Energized assets:                         -
   Multifamily/comm'l                 656  |
   Consumer                         1,337  |
   Auto                             1,042  |          $3,422            33%*
   Leases                             277  |
   Business                           110  |
                                   ------ -      -----------           -----
                                                     $10,490           100%

* At 3/31/97 COFI had 24% in energized assets

DEVELOPING THE PICTURE

AUTO FINANCE OVERVIEW

   -   RCSB has been in the business since 1984

   -   Seasoned management and sales force

   -   Portfolio lender, no gain on sale accounting issues

   -   Local originations/centralized collections & servicing

   -   900 active dealers, 100% manufacturer franchisees
       -   3 hubs - Rochester, Ft. Lauderdale, Baltimore

   -   50%/50% new/used car mix

   -   Originated $635 M in LTM ended 2/28/97

DEVELOPING THE PICTURE

   AUTO FINANCE PORTFOLIO PROFILE

      -  $1.1 B portfolio on balance sheet

      -  113,000 loans

      -  Average contract amount of $13,500

      -  Average portfolio yield of 9%

      -  Average duration of 2 years

      -  Prime auto lender, predominantly "A-/B+"

  DEVELOPING THE PICTURE

          AUTO FINANCE CREDIT QUALITY

-    Projected reserves to auto loans at merger date in excess  of 2%

-    Annualized net charge-offs for past 6 months = 117 bp

- Average static pool portfolio migration analysis indicates 1.50-1.75% cumulative life time losses

DEVELOPING THE PICTURE

     MORTGAGE BANKING OVERVIEW

-   Loan servicing portfolio of over $8 B

-   118,000 loans serviced in 45 states

-   26,000 FHA/VA loans

-   Servicing spread of 35 BP

-   WAC - 7.84%, WAM - 292 months

-   MSRs:  current book value $102  (127 BP)
           current market value $120 M (149 BP)

-   1st Q 1997 originations of $322 M: 76% fixed, 24% adjustable

-   4/30/97 pipeline was $562 M.

     DEVELOPING THE PICTURE

          PRO FORMA CREDIT QUALITY, based on 1st Q 1997


                                              COFI         RCSB        COMBINED
                                              ----         ----        --------
Nonperforming assets to assets                .32%         .79%          .43%
Reserves to nonperforming loans               170%         105%          142%
Reserves to loans & leases                    .77%        1.38%          .90%
Net charge offs, annualized                  $1.2M        15.9M         17.1M
Charge-off coverage ratio                    54.8 yrs      1.8 yrs       5.5 yrs

DEVELOPING THE PICTURE

     PRO FORMA DEPOSIT MIX, based on 1st Q 1997 ($ M)


                                         COFI     RCSB  Combined   %
                                         ----     ----  --------   -
Deposits:
   Core                                 3,098    1,016    4,114   40.3
   CDS                                  4,741    1,352    6,093   59.7
                                        -----    -----    -----   ----
                                        7,839    2,368   10,207  100.0
                                        =====    =====   ======  =====



COFI core 40%; RCSB core 43%

DUPLICATE PRINTS AVAILABLE

  PARALLELS TO ACQUISITION OF FIRSTFED OF MICHIGAN

   -   Rochester & Buffalo attractive banking markets

       -  Households/branch:


             -     Buffalo                1,800
             -     Rochester              1,500
             -     Detroit                1,500
             -     Cleveland              1,000

       -  Low deposit costs

             -     Ohio                   4.63%
             -     New York               4.34%
             -     Michigan               4.12%

   - Branch network with high sales potential (but strong market share)

     DUPLICATE PRINTS AVAILABLE


     MICHIGAN STATISTICS

       COFI/FirstFed merger completed 10/31/95


                                                       1995            1996
                                                       ----            ----
mortgage loan originations                          $ 426 M         1,081 M
consumer loan originations                          $   5 M           153 M
# new checking accounts                                11 K            30 K
total checking acct fee revenue                     $ 5.3 M           8.3 M
checking acct fees/acct                             $  59              88


DUPLICATE PRINTS AVAILABLE

  MICHIGAN STATISTICS

   Only 18 months after merger, in 1st Q 1997, Michigan franchise accounted for (as % of COFI overall):

   -   54% of checking accounts

   -   43% of checking acct fee revenue

   -   51% of brokerage service sales

   -   44% of mortgage originations

   -   28% of consumer loan originations

   -   41% of deposits

     THE FINAL PROOF.....

       IMPACT OF COMBINATION


-   Estimated 3 to 5% accretion based on cost saves alone

-   Significant revenue enhancement

-   Accelerates COFI consumer bank strategy

-   Outstanding asset quality

-   Substantial excess capital